Exhibit 99.1 Transforming radiotherapy for patients with cancer April 2021Exhibit 99.1 Transforming radiotherapy for patients with cancer April 2021

Forward-Looking Statements Certain information contained in this presentation and statements made orally during this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Galera’s own internal estimates and research. While Galera believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. While Galera believes its internal research is reliable, such research has not been verified by any independent source. This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions. All statements other than statements of historical facts contained in this presentation, including statements regarding future results of operations and financial position, business strategy, the safety, efficacy, regulatory and clinical progress, and therapeutic potential of current and prospective product candidates, plans and timing for the commencement of and the release of data from clinical trials, our plans to prepare for commercialization and a US launch, the anticipated direct and indirect impact of COVID-19 on Galera's business and operations, planned clinical trials and preclinical activities, potential product approvals and related commercial opportunity, current and prospective collaborations, and timing and likelihood of success, plans and objectives of management for future operations, are forward-looking statements. The words ”may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The information in this presentation, including without limitation the forward-looking statements contained herein, represent our views as of the date of this presentation. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. The forward-looking statements in this presentation involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the drug development process and the regulatory approval process, our reliance on third parties over which we may not always have full control, and other important risks and uncertainties that are described in Galera’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the U.S. Securities Exchange Commission (SEC) and Galera’s other filings with the SEC. New risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties. Whenever the Company uses the terms “transform radiotherapy” or “transforming radiotherapy” in this presentation, it is referring to its mission statement. 2Forward-Looking Statements Certain information contained in this presentation and statements made orally during this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Galera’s own internal estimates and research. While Galera believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. While Galera believes its internal research is reliable, such research has not been verified by any independent source. This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions. All statements other than statements of historical facts contained in this presentation, including statements regarding future results of operations and financial position, business strategy, the safety, efficacy, regulatory and clinical progress, and therapeutic potential of current and prospective product candidates, plans and timing for the commencement of and the release of data from clinical trials, our plans to prepare for commercialization and a US launch, the anticipated direct and indirect impact of COVID-19 on Galera's business and operations, planned clinical trials and preclinical activities, potential product approvals and related commercial opportunity, current and prospective collaborations, and timing and likelihood of success, plans and objectives of management for future operations, are forward-looking statements. The words ”may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The information in this presentation, including without limitation the forward-looking statements contained herein, represent our views as of the date of this presentation. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. The forward-looking statements in this presentation involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the drug development process and the regulatory approval process, our reliance on third parties over which we may not always have full control, and other important risks and uncertainties that are described in Galera’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the U.S. Securities Exchange Commission (SEC) and Galera’s other filings with the SEC. New risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties. Whenever the Company uses the terms “transform radiotherapy” or “transforming radiotherapy” in this presentation, it is referring to its mission statement. 2

Toxicity Transforming radiotherapy by reducing side effects and increasing anti-cancer efficacy Over 50% of Cancer Patients Receive Radiotherapy 3 EfficacyToxicity Transforming radiotherapy by reducing side effects and increasing anti-cancer efficacy Over 50% of Cancer Patients Receive Radiotherapy 3 Efficacy

Toxicity REDUCING TOXICITY In radiotherapy Galera shifts the balance from normal tissue-damaging high levels of superoxide…. 4Toxicity REDUCING TOXICITY In radiotherapy Galera shifts the balance from normal tissue-damaging high levels of superoxide…. 4

… W HI L E I NCRE A S I NG E F F I CA CY to potentially tumor-toxic high levels of hydrogen peroxide. 5 Efficacy… W HI L E I NCRE A S I NG E F F I CA CY to potentially tumor-toxic high levels of hydrogen peroxide. 5 Efficacy

Transforming Radiotherapy Reducing Increasing Large Market IMRT Toxicity SBRT Efficacy Opportunities In Phase 3 with Breakthrough Encouraging Survival Data High Unmet Medical Need & Therapy Designation in Pancreatic Cancer Trial Limited Therapeutic Options Severe Oral Mucositis Pancreatic Cancer Radiotherapy needed by over In Head & Neck Cancer Locally Advanced half of patients with cancer Esophagitis Lung Cancer Galera building US commercial in Lung Cancer Locally Advanced team for Avasopasem Launch 6Transforming Radiotherapy Reducing Increasing Large Market IMRT Toxicity SBRT Efficacy Opportunities In Phase 3 with Breakthrough Encouraging Survival Data High Unmet Medical Need & Therapy Designation in Pancreatic Cancer Trial Limited Therapeutic Options Severe Oral Mucositis Pancreatic Cancer Radiotherapy needed by over In Head & Neck Cancer Locally Advanced half of patients with cancer Esophagitis Lung Cancer Galera building US commercial in Lung Cancer Locally Advanced team for Avasopasem Launch 6

Robust Pipeline

		Phase 1	Phase 2	Phase 3	Next Anticipated Milestone	
Head & Neck Cancer	IMRT induced Severe Oral Mucositis[1]	ROMAN: Avasopasem vs. Placebo			Topline Data:	2H 2021
		EUSOM: Avasopasem			Topline Data:	2H 2021
Lung Cancer	IMRT induced Esophagitis[2]	AESOP: Avasopasem			Topline Data:	1H 2022
	SBRT Combo[3]	GRECO-1: GC4711 vs. Placebo			Initial Data:	1H 2022
Pancreatic Cancer	SBRT Combo[4]	Pilot: GC4419 vs. Placebo			Final Data:	2H 2021
		GRECO-2: GC4711 vs. Placebo			Initiate Trial:	1H 2021
COVID-19	Hospitalized Patients	Pilot: GC4419 vs. Placebo			Topline Data:	1H 2021

(1) EUSOM is a single-arm multi-center trial evaluating the safety and efficacy of avasopasem in patients with HNC in Europe
(2) Phase 2a trial in patients with lung cancer building on avasopasem safety and tolerability findings from SOM trials in patients with HNC
(3) Trial to assess anti-cancer efficacy of SBRT +/- GC4711; subsequently, intend to assess anti-cancer efficacy of SBRT and checkpoint inhibitor +/- GC4711
(4) The first SBRT combination trial used GC4419 (avasopasem). Observations from this pilot trial have been used to guide development of GC4711 to assess anti-cancer efficacy in combination with SBRT

Galera

7

Toxicity Reducing IMRT Toxicity 8Toxicity Reducing IMRT Toxicity 8

223 Patient Phase 2b Trial – Robust Results

Randomized Placebo-Controlled Severe Oral Mucositis (SOM) Trial



Population

- Patients with Head & Neck Cancer (locally advanced)
- Receiving standard IMRT and cisplatin over 7 weeks



Treatment

- Avasopasem 90mg, 30mg, or placebo
- 60-minute IV infusion just before IMRT



Endpoints

- Primary: Reduction in SOM duration
- Secondary: Reduction in SOM incidence & severity

Randomized 1:1:1

R
- Avasopasem 90mg x 7 weeks
- Avasopasem 30mg x 7 weeks
- Placebo x 7 weeks

Stratification

- Tumor HPV status: + / -
- Cisplatin schedule: qwk / q3wk

Tumor Outcomes

- Survival (OS, PFS)
- Locoregional control (LRC)
- Distant Metastases Free (DMF)

WHO Grading Scale:


1
No ulcers
Erythema & soreness
2
Ulcers
Able to eat solid diet
3
Ulcers
Require liquid diet
4
Ulcers
Unable to eat or drink

Galera
9

Consistent and Encouraging Results Across SOM Endpoints SOM Incidence SOM Duration SOM Severity Reduction in Reduction in Reduction in incidence median days incidence of 34% 47% 92% Grade 4 70% 20 30% 18 60% 25% 16 50% 14 p=0.009* 20% 12 40% p=0.045* 10 15% 30% 8 10% 20% 6 4 10% p=0.024 5% 2 0% 0 0% Placebo 30mg 90mg Placebo 30mg 90mg Placebo 30mg 90mg Intent-To-Treat (ITT) Population *Secondary endpoints (incidence and severity) have nominal p values compared to placebo 10Consistent and Encouraging Results Across SOM Endpoints SOM Incidence SOM Duration SOM Severity Reduction in Reduction in Reduction in incidence median days incidence of 34% 47% 92% Grade 4 70% 20 30% 18 60% 25% 16 50% 14 p=0.009* 20% 12 40% p=0.045* 10 15% 30% 8 10% 20% 6 4 10% p=0.024 5% 2 0% 0 0% Placebo 30mg 90mg Placebo 30mg 90mg Placebo 30mg 90mg Intent-To-Treat (ITT) Population *Secondary endpoints (incidence and severity) have nominal p values compared to placebo 10

Avasopasem Efficacy Significantly Better than Placebo PLACEBO Arm (45 of 74 Pts had ≥1 visit with SOM) 90MG Avasopasem Arm (35 of 76 Pts had ≥1 visit with SOM) RADIOTHERAPY TREATMENT PERIOD FOLLOW UP POST THERAPY RADIOTHERAPY TREATMENT PERIOD FOLLOW UP POST THERAPY 90 mg Avasopasem • 34% Less Incidence SOM • 47% Less Grade 4 OM Grade 3 • 92% Shorter Duration SOM Grade 4 • Delayed Onset of SOM 11Avasopasem Efficacy Significantly Better than Placebo PLACEBO Arm (45 of 74 Pts had ≥1 visit with SOM) 90MG Avasopasem Arm (35 of 76 Pts had ≥1 visit with SOM) RADIOTHERAPY TREATMENT PERIOD FOLLOW UP POST THERAPY RADIOTHERAPY TREATMENT PERIOD FOLLOW UP POST THERAPY 90 mg Avasopasem • 34% Less Incidence SOM • 47% Less Grade 4 OM Grade 3 • 92% Shorter Duration SOM Grade 4 • Delayed Onset of SOM 11

Radiotherapy Efficacy Results Maintained Over Two Years 100% 90% 91% 91% 91% 90% 89% 89% 87% 86% 85% 80% 77% 77% 76% 70% 60% 50% 40% 30% 20% 10% 0% Overall Survival (OS) Progression-Free Survival (PFS) Locoregional Control (LRC) Free of Distant Mets (DMF) PBO 30 mg 90 mg Final ITT Analysis; 2-Year Follow-Up 12Radiotherapy Efficacy Results Maintained Over Two Years 100% 90% 91% 91% 91% 90% 89% 89% 87% 86% 85% 80% 77% 77% 76% 70% 60% 50% 40% 30% 20% 10% 0% Overall Survival (OS) Progression-Free Survival (PFS) Locoregional Control (LRC) Free of Distant Mets (DMF) PBO 30 mg 90 mg Final ITT Analysis; 2-Year Follow-Up 12

Safety Results Comparable to Placebo

Avasopasem Generally Well Tolerated


100
90
80
70
60
50
40
30
20
10
0
95%
97%
99%
94%
97%
95%
45%
50%
45%
1
1
1
Grade 2 or worse
Grade 3 or worse
Grade 4 or 5
Grade 5 (fatal)
Placebo (n=72)
30 mg GC4419 (n=73)
90 mg GC4419 (n=72)

Most Frequent AEs (any grade)	Placebo (n=72)	30 mg Avasopasem (n=73)	90 mg Avasopasem (n=72)
Lymphopenia	89%	92%	88%
Nausea	75%	68%	82%
Fatigue	69%	60%	65%
Oropharyngeal pain	64%	63%	61%
Constipation	53%	59%	64%
Radiation skin injury	47%	51%	53%
Vomiting	47%	52%	49%
Dysgeusia (taste)	49%	55%	43%
Dysphagia	43%	42%	47%
Weight decreased	35%	40%	44%
Oral candidiasis	29%	45%	43%
Leukopenia	39%	37%	39%

Galera

13

450 Patient Phase 3 Trial – Results this Year

Randomized Placebo-Controlled Severe Oral Mucositis Trial



Population

- Patients with Head & Neck Cancer (locally advanced)
- Receiving standard IMRT and cisplatin over 7 weeks



Treatment

- Avasopasem 90mg or placebo
- 60-minute IV infusion just before IMRT



Endpoints

- Primary: Reduction in SOM incidence
- Secondary: Reduction in SOM duration & severity

Randomized 3:2

R
- Avasopasem 90mg x 7 weeks
- Placebo x 7 weeks

Stratification

- Surgery status: + / - before Rx
- Cisplatin schedule: qwk / q3wk

Tumor Outcomes

- Survival (OS, PFS)
- Locoregional control (LRC)
- Distant Metastases Free (DMF)

WHO Grading Scale:

1	2	3	4
No ulcers Erythema & soreness	Ulcers Able to eat solid diet	Ulcers Require liquid diet	Ulcers Unable to eat or drink

Galera

14

SOM Market OpportunitySOM Market Opportunity

Head and Neck Cancer – Large Market Opportunity Severe Oral Mucositis is most burdensome side effect – 70% get SOM 650,000 Global Head & Neck Cancer Incidence Initial 65,630 Target US Patients Diagnosed each year Population 42,000 US Patients at Risk for RT-related SOM Locally advanced HNC curable with the standard-of-care IMRT and cisplatin regimen 16Head and Neck Cancer – Large Market Opportunity Severe Oral Mucositis is most burdensome side effect – 70% get SOM 650,000 Global Head & Neck Cancer Incidence Initial 65,630 Target US Patients Diagnosed each year Population 42,000 US Patients at Risk for RT-related SOM Locally advanced HNC curable with the standard-of-care IMRT and cisplatin regimen 16

Head and Neck Cancer Can Affect Anyone Babe Ruth, Lana Turner, Jamie Dimon, Ulysses S. Grant, Sigmund Freud, Humphrey Bogart, Grover Cleveland, Eddie Van Halen Sammy Davis Jr., George Harrison, Michael Douglas, Ann Richards, Tony Gwynn 17Head and Neck Cancer Can Affect Anyone Babe Ruth, Lana Turner, Jamie Dimon, Ulysses S. Grant, Sigmund Freud, Humphrey Bogart, Grover Cleveland, Eddie Van Halen Sammy Davis Jr., George Harrison, Michael Douglas, Ann Richards, Tony Gwynn 17

Avasopasem: First-to-Market Potential

Current Approaches Lack Efficacy

MAASC Guidelines focus only on symptoms[1]

- Basic Oral care
- Opioids, anesthetics
- Coating agents
- Benzydamine
- Anti-inflammatories

Rad Oncs Consider Topicals Ineffective

Market Research with 150 Radiation Oncologists[2]

- Only 20% of physicians believe topical agents perform well for oral mucositis

Avasopasem is Disease Modifying

Only Breakthrough Therapy Designation for SOM[3]

- Consistent and encouraging results across SOM endpoints
- Largest Phase 3 Trial
- Data anticipated in 2021

[1]Elad S et al, MASCC/ISOO Clinical Practice Guidelines for the Management of Mucositis Secondary to Cancer Therapy. Cancer 2020;126:4423-4431
[2]Galera Market Research
[3]FDA breakthrough therapy designation received for avasopasem for reduction of SOM induced by radiotherapy, with or without systemic therapy

Galera

18

Concentrated Physician Population SOM is Most Burdensome Side Effect of Curative IMRT + Cisplatin Regimen 5,000 72% Radiation Oncologists Sites with Existing 1 in U.S Infusion Capability Initial 2,500 64% Sales Radiotherapy Focus Market Patient Share Treatment Sites 700 Top centers where >80% HNC Patients are treated 1 38% IMRT centers currently infuse drugs 34% more coordinate with medical oncology to infuse patients Additional 17% can add capabilities to infuse patients 1 Primary market research with 125 IMRT centers in the US 19Concentrated Physician Population SOM is Most Burdensome Side Effect of Curative IMRT + Cisplatin Regimen 5,000 72% Radiation Oncologists Sites with Existing 1 in U.S Infusion Capability Initial 2,500 64% Sales Radiotherapy Focus Market Patient Share Treatment Sites 700 Top centers where >80% HNC Patients are treated 1 38% IMRT centers currently infuse drugs 34% more coordinate with medical oncology to infuse patients Additional 17% can add capabilities to infuse patients 1 Primary market research with 125 IMRT centers in the US 19

Where Patients with Head & Neck Cancer are Treated 76% Treated in only 29% Zip Code Areas Galera Market Research (122 Zip Codes are 0) 20Where Patients with Head & Neck Cancer are Treated 76% Treated in only 29% Zip Code Areas Galera Market Research (122 Zip Codes are 0) 20

Most IMRT Centers Have Ability to Infuse Today

72% Radiotherapy Sites Have Existing Infusion Capability

Adoption Archetype Determinants	A Rad Oncs Have Current Capabilities	B Med Oncs Administer Infusions for Rad Onc	C Rad Oncs Need to Add Capabilities	D Rad Oncs Unlikely to Add Capabilities
Avasopasem Infusion Owner	Rad Onc	Med Onc	Rad Onc	-
MD-Stated Patient Volume	**High**	Low	**High**	Moderate
Ease of Coordination Today	**High**	**High**	Low	Low
Likelihood of Prescribing Avasopasem	**High**	**High**	**High**	Low
Total % Sample Distribution (n)	38% (51)	34% (39)	17% (23)	11% (12)

Data in above table based on primary market research with 125 IMRT centers in the US

Galera

21

US Radiation Oncologists Trending Away from Private Practice 53% 41% 38% 31% 17% 11% Private Practice Hospital Academic/University 2012 2017 1 Data from ASTRO 22US Radiation Oncologists Trending Away from Private Practice 53% 41% 38% 31% 17% 11% Private Practice Hospital Academic/University 2012 2017 1 Data from ASTRO 22

Favorable Payer Landscape Price strategy intended to $40,000 optimize patient access Additional medical expenses incurred Head and neck cancer not a focus for cost by patients who develop OM control measure $15-25K Step Edits Unlikely Indicative price of full course of therapy High unmet need with limited treatment based on initial payer research options 23Favorable Payer Landscape Price strategy intended to $40,000 optimize patient access Additional medical expenses incurred Head and neck cancer not a focus for cost by patients who develop OM control measure $15-25K Step Edits Unlikely Indicative price of full course of therapy High unmet need with limited treatment based on initial payer research options 23

Esophagitis in Lung Cancer 50% patients get Grade 2 or worse 2,500,000 Global NSCLC Incidence Initial 175,000 Target US Patients Diagnosed each year Population 50,000 US Patients at Risk for RT-related Esophagitis Locally advanced NSCLC frequently treated with IMRT and chemotherapy 24Esophagitis in Lung Cancer 50% patients get Grade 2 or worse 2,500,000 Global NSCLC Incidence Initial 175,000 Target US Patients Diagnosed each year Population 50,000 US Patients at Risk for RT-related Esophagitis Locally advanced NSCLC frequently treated with IMRT and chemotherapy 24

Increasing SBRT Efficacy EfficacyIncreasing SBRT Efficacy Efficacy

People we Have Lost to Pancreatic Cancer



Pavarotti, Donna Reed, Dizzy Gillespie, Cardinal Bernardin, Eiko Ishioka, Bonanza's Pernell Roberts, Joan Crawford
Ben Gazzara, Alex Trebek, Alan Bates, Jack Benny, Dr. Sydney Salmon, Billy Paul, Rand Pausch (last lecture)
Ruth Bader Ginsburg, John Lewis, Henry Mancini, Sally Ride, Munster's Fred Gwynne, Columnist William Safire, Michal Landon

Galera
26

Pancreatic Cancer

High Unmet Medical Need With Limited Therapeutic Options

500,000
Global Incidence

60,000
US Patients Diagnosed each year

18,000
Patients with Unresectable Locally Advanced Tumors


Initial
Target
Population

5-year survival rate only ~10%

SBRT use increasing for locoregional control of pancreatic cancer

Galera

27

Pilot Trial in Pancreatic Cancer

42-Patient Double-blind, Placebo-controlled, Randomized Trial



Population

- Patients with Locally-advanced Pancreatic Cancer (LAPC)
- Enrolled after 4-6 months of chemotherapy



Treatment

- High-Dose Stereotactic RT (SBRT) 10-11Gy x 5 doses
- 60-minute IV infusion of 90mg GC4419 or placebo



Endpoints

- Safety and Feasibility of dismutase mimetic with SBRT
- Survival (OS, PFS)
- Response Rate
- Tumor Control (DMC, LRC)

Design

R
- SBRT + GC4419 90mg x 5 doses
- SBRT+ Placebo x 5 doses

42 Patients

	Single Center	Multi Center
Placebo	N=8	N=10
GC4419	N=11	N=13
	>1 Year Follow-Up	>6 Months Follow-Up

Enrolling Centers

- MD Anderson, Houston, TX
- Moffitt Cancer Center, Tampa, FL
- UT Southwestern, Dallas, TX
- Duke University, Durham, NC

Galera
28

Highlights of Current Analysis

Follow-up through at least 6 months on all patients

85% Increase in Overall Survival

Survival

Median Overall Survival

GC	**20.1 Mos**
PBO	**10.9 Mos**

2.5-fold Increase in Response Rate

Response

Partial Response Rate

GC	**29%**
PBO	**11%**

2-fold Increase in Time to Metastases

Metastases

Median Time to Mets

GC	**13.9 Mos**
PBO	**7.0 Mos**

Median follow-up of 9 months as of this data analysis (maximum follow-up 32 months)

Surgical Resection

- 5/24 on GC
  All with clear tumor margins
- 2/18 on PBO
  1 with clear tumor margins

Hazard Ratios (GC vs. PBO)

OS	0.4
PFS	0.4
LRC	0.3
DMC	0.3

OS = Overall Survival
PFS = Progression-Free Survival
LRC = Locoregional Control
DMC = Control of Distant Metastases

Galera
29

Median Overall Survival Increased 85% Encouraging hazard ratios for both OS and PFS 1 Overall Survival (OS) Progression-Free Survival (PFS) Median OS GC 20.1 Mos PBO 10.9 Mos Hazard Ratio = 0.4 Hazard Ratio = 0.4 1 PFS defined as local progression or distant metastasis; not censored for treatment post SBRT 30Median Overall Survival Increased 85% Encouraging hazard ratios for both OS and PFS 1 Overall Survival (OS) Progression-Free Survival (PFS) Median OS GC 20.1 Mos PBO 10.9 Mos Hazard Ratio = 0.4 Hazard Ratio = 0.4 1 PFS defined as local progression or distant metastasis; not censored for treatment post SBRT 30

Partial Response Rate Increased 2.5-fold Best Local Response with follow-up through at least 6 months on all patients (ITT, n=42) SBRT + GC SBRT + PBO 40% 30% 20% 10% NE R0 R0 R0 NE R1 0% R0 R0 R0 -10% -20% -30% PR*: 29% (7 of 24 patients) PR*: 11% (2 of 18 patients) -40% -50% -60% R0 R1 = Surgical resection (R0 = clear margins). = Surgical resection (R1 = tumor at margins). *Partial response per modified RECIST NE = not evaluable. (Response Evaluation Criteria in Solid Tumors) 31Partial Response Rate Increased 2.5-fold Best Local Response with follow-up through at least 6 months on all patients (ITT, n=42) SBRT + GC SBRT + PBO 40% 30% 20% 10% NE R0 R0 R0 NE R1 0% R0 R0 R0 -10% -20% -30% PR*: 29% (7 of 24 patients) PR*: 11% (2 of 18 patients) -40% -50% -60% R0 R1 = Surgical resection (R0 = clear margins). = Surgical resection (R1 = tumor at margins). *Partial response per modified RECIST NE = not evaluable. (Response Evaluation Criteria in Solid Tumors) 31

Time to Distant Metastases Increased 2-fold And Improved Locoregional Control Distant Metastases Control Locoregional Control (LRC) – outside RT Field – within RT Field Median DMC GC 13.9 Mos PBO 7.0 Mos Hazard Ratio = 0.3 Hazard Ratio = 0.3 Patients censored for cancer progression or death (not for consolidation treatment post SBRT if no progression) 32Time to Distant Metastases Increased 2-fold And Improved Locoregional Control Distant Metastases Control Locoregional Control (LRC) – outside RT Field – within RT Field Median DMC GC 13.9 Mos PBO 7.0 Mos Hazard Ratio = 0.3 Hazard Ratio = 0.3 Patients censored for cancer progression or death (not for consolidation treatment post SBRT if no progression) 32

Regimen Generally Well Tolerated Toxicity reports through first 90 days after SBRT (ITT, n=42) Placebo Avasopasem Acute Adverse Events (up to 90 days post SBRT) (n=18) (n=24) Grade 3+ AEs 4 (22%) 6 (25%) 1 Grade 3 Gastrointestinal AEs 2 (11%) 2 (8%) 1 No bleeding ulcers by 12-week endoscopy, no GI toxicity > Grade 3 33Regimen Generally Well Tolerated Toxicity reports through first 90 days after SBRT (ITT, n=42) Placebo Avasopasem Acute Adverse Events (up to 90 days post SBRT) (n=18) (n=24) Grade 3+ AEs 4 (22%) 6 (25%) 1 Grade 3 Gastrointestinal AEs 2 (11%) 2 (8%) 1 No bleeding ulcers by 12-week endoscopy, no GI toxicity > Grade 3 33

Next Steps

Proof of Concept	Efficacy results from blinded controlled trial consistent with preclinical studies that showed synergy with RT
Consistent Synergy	Magnitude of synergy with RT and consistency across efficacy parameters is very encouraging
GRECO Trials	Galera advanced its dismutase mimetics into larger placebo-controlled trials, in pancreatic and lung cancer

GRECO-1

R
- SBRT + GC4711 100mg x 5 doses
- SBRT+ Placebo x 5 doses

- Placebo-controlled multicenter trial
- Locally Advanced NSC Lung Cancer – large & central tumors
- 71 Patients
- Status: Open & Recruiting Patients

GRECO-2

R
- SBRT + GC4711 100mg x 5 doses
- SBRT+ Placebo x 5 doses

- Placebo-controlled multicenter trial
- Locally Advanced Pancreatic Cancer – following neoadjuvant chemotherapy
- 160 Patients
- Status: Soon to open to enrollment

Galera
34

SBRT for Non-Small Cell Lung Cancer SBRT is an established treatment for central and large peripheral NSCLC tumors 2,500,000 Global NSCLC Incidence All SBRT 14,600 12,120 15,430 Node- Peripheral Central Central Negative Tumor Tumor Tumor NSCLC >3cm <3cm >3cm Surgery 42,000 175,000 16% 30% 12% ONLY Receive US Patients Diagnosed each year SBRT SBRT (+/- other 81% 67% 85% Today modalities) Other 3% 2% 4% 55,100 Node-Negative NSCLC 35SBRT for Non-Small Cell Lung Cancer SBRT is an established treatment for central and large peripheral NSCLC tumors 2,500,000 Global NSCLC Incidence All SBRT 14,600 12,120 15,430 Node- Peripheral Central Central Negative Tumor Tumor Tumor NSCLC >3cm <3cm >3cm Surgery 42,000 175,000 16% 30% 12% ONLY Receive US Patients Diagnosed each year SBRT SBRT (+/- other 81% 67% 85% Today modalities) Other 3% 2% 4% 55,100 Node-Negative NSCLC 35

Corporate HighlightsCorporate Highlights

Robust Pipeline

Indication		Program	Stage (Phase 1 / Phase 2 / Phase 3)	Next Anticipated Milestone	
Head & Neck Cancer	IMRT induced Severe Oral Mucositis[1]	ROMAN: Avasopasem vs. Placebo	Phase 3	Topline Data:	2H 2021
		EUSOM: Avasopasem	Phase 2	Topline Data:	2H 2021
Lung Cancer	IMRT induced Esophagitis[2]	AESOP: Avasopasem	Phase 2	Topline Data:	1H 2022
	SBRT Combo[3]	GRECO-1: GC4711 vs. Placebo	Phase 2	Initial Data:	1H 2022
Pancreatic Cancer	SBRT Combo[4]	Pilot: GC4419 vs. Placebo	Phase 2	Final Data:	2H 2021
		GRECO-2: GC4711 vs. Placebo	Phase 2	Initiate Trial:	1H 2021
COVID-19	Hospitalized Patients	Pilot: GC4419 vs. Placebo	Phase 2	Topline Data:	1H 2021

(1) EUSOM is a single-arm multi-center trial evaluating the safety and efficacy of avasopasem in patients with HNC in Europe
(2) Phase 2a trial in patients with lung cancer building on avasopasem safety and tolerability findings from SOM trials in patients with HNC
(3) Trial to assess anti-cancer efficacy of SBRT +/- GC4711; subsequently, intend to assess anti-cancer efficacy of SBRT and checkpoint inhibitor +/- GC4711
(4) The first SBRT combination trial used GC4419 (avasopasem). Observations from this pilot trial have been used to guide development of GC4711 to assess anti-cancer efficacy in combination with SBRT

Galera

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Back-up Slides Mechanistic and Preclinical DataBack-up Slides Mechanistic and Preclinical Data

Efficacy Differential Effect of Dismutase Mimetics Conversion of superoxide to hydrogen peroxide leverages inherent tissue differences Hydrogen Superoxide Shifting the Peroxide (O ) is more 2 (H O ) is Balance 2 2 damaging more toxic H O 2 2 to normal to cancer cells than cells than cancer normal 1 cells 2 O cells 2 1 Sonis S. Drug Design, Development and Therapy 2021:15 1021–1029 2 Park WH: Oncol Rep 40: 1787-1794, 2018 39 ToxicityEfficacy Differential Effect of Dismutase Mimetics Conversion of superoxide to hydrogen peroxide leverages inherent tissue differences Hydrogen Superoxide Shifting the Peroxide (O ) is more 2 (H O ) is Balance 2 2 damaging more toxic H O 2 2 to normal to cancer cells than cells than cancer normal 1 cells 2 O cells 2 1 Sonis S. Drug Design, Development and Therapy 2021:15 1021–1029 2 Park WH: Oncol Rep 40: 1787-1794, 2018 39 Toxicity

Protection from Lethal Radiation Exposure Observed in Preclinical Studies – Total Body Irradiation (8.5 Gy) to Mice Thompson, et al., Free Radical Research, 44(5):529-540, 2010 40Protection from Lethal Radiation Exposure Observed in Preclinical Studies – Total Body Irradiation (8.5 Gy) to Mice Thompson, et al., Free Radical Research, 44(5):529-540, 2010 40

Synergy with High-Dose RT (SBRT) High-fraction focal irradiation of human tumor xenografts (H1299 NSCLC) in mice RT with Biological Equivalent Doses Vehicle Days Post Treatment Days Post Treatment Days Post Treatment Days Post Treatment SBRT Stereotactic Body Radiation Therapy Sishc BJ et al, Proc. AACR 2020 #6284 41Synergy with High-Dose RT (SBRT) High-fraction focal irradiation of human tumor xenografts (H1299 NSCLC) in mice RT with Biological Equivalent Doses Vehicle Days Post Treatment Days Post Treatment Days Post Treatment Days Post Treatment SBRT Stereotactic Body Radiation Therapy Sishc BJ et al, Proc. AACR 2020 #6284 41

H O build-up in Cancer Cell à Synergy with SBRT 2 2 CAT Synergy abrogated with doxycycline-induced catalase in genetically modified H1299 cells Sishc BJ et al, AACR, 2018 42H O build-up in Cancer Cell à Synergy with SBRT 2 2 CAT Synergy abrogated with doxycycline-induced catalase in genetically modified H1299 cells Sishc BJ et al, AACR, 2018 42

Pancreatic Tumor Model à Synergy with SBRT Marked synergy of Dismutase Mimetic with 12 Gray Radiotherapy PANC-1 PDAC xenograft Sishc BJ et al, AACR Pancreatic Cancer, 2019 43Pancreatic Tumor Model à Synergy with SBRT Marked synergy of Dismutase Mimetic with 12 Gray Radiotherapy PANC-1 PDAC xenograft Sishc BJ et al, AACR Pancreatic Cancer, 2019 43

Enhanced Checkpoint Inhibitor Activity in Vivo GC4419 enhanced tumor response to SBRT + anti-PD-L1, PD-1 or CTLA-4 – within and outside RT field LLC syngeneic lung tumor model Galera Data on file 44Enhanced Checkpoint Inhibitor Activity in Vivo GC4419 enhanced tumor response to SBRT + anti-PD-L1, PD-1 or CTLA-4 – within and outside RT field LLC syngeneic lung tumor model Galera Data on file 44